AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
August 2011

For the month of August 2011, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 1.21% and a net return of 1.18%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 1.46% for the month.

August 2011 gross relative performance:  -0.25%

Performance for periods ended August 31, 2011
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	5.70%	4.81%	7.57%	6.85%	6.18%
HIT Total Net Rate of Return	5.39%	4.35%	7.11%	6.40%	5.76%
Barclays Capital Aggregate Bond Index	5.88%	4.62%	7.23%	6.56%	5.71%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose “excess returns” were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were -43, -226, -334, and -389 basis points (bps), respectively.  The HIT has an overweight compared to the index in high credit quality investments.  Approximately 94% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee, compared to approximately 75% for the Barclays Aggregate.

●
Poor performance by corporate bonds, which experienced their weakest month year-to-date. With “excess returns” relative to Treasuries of -333 bps, corporate bonds were the worst performing major sector in the Barclays Aggregate.  The HIT does not invest in corporate bonds, whereas this sector comprised 19.8% of the index as of August 31, 2011.

Negative contributions to the HIT’s performance included:

●
Significant widening of spreads relative to Treasuries for agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio.  Spreads on Ginnie Mae permanent loan certificates widened by approximately 48 bps, while construction/permanent loan certificate spreads

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                             August 2011 Performance Commentary

widened by approximately 51 bps.  Fannie Mae multifamily DUS securities also experienced weak performance but outperformed Ginnie Mae multifamily securities. The DUS 10/9.5 structure, for example, widened by 21 basis points.

●
The HIT’s significant underweight to Treasuries, as this sector was the best performing sector in the Barclays Aggregate, with an absolute return of 278 bps.  The HIT’s portfolio had 5.8% in Treasuries as of August 31, 2011, compared to 33.6% in the Barclays Aggregate.

August 2011 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+2.78%	0	5.73
Agencies	+1.25%	-12	3.42
Single family agency MBS (RMBS)	+1.25%	-90	3.66
Corporates	+0.07%	-333	6.70
Commercial MBS (CMBS)	-1.74%	-308	3.40
Asset-backed securities (ABS)	+0.95%	-25	3.09
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	7/31/11	8/31/11	Change
3 Month	0.092%	0.010%	-0.0813%
6 Month	0.153%	0.041%	-0.1119%
1 Year	0.199%	0.097%	-0.1019%
2 Year	0.355%	0.200%	-0.1558%
3 Year	0.537%	0.319%	-0.2177%
5 Year	1.356%	0.961%	-0.3941%
7 Year	2.094%	1.564%	-0.5305%
10 Year	2.796%	2.223%	-0.5727%
30 Year	4.118%	3.601%	-0.5176%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.